                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated July 27, 1998 relating to the financial statements of DuPont Photomasks, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PricewaterhouseCoopers LLP

Austin, Texas
February 16, 1999